UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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SPECTRASCIENCE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SPECTRASCIENCE, INC.

11568-11 Sorrento Valley Road

San Diego, CA 92121

Ph: (858) 847-0200

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON FRIDAY, JULY 13, 2012

To our Shareholders:

The 2012 Annual Meeting of the Shareholders (the “2012 Annual Meeting”) of SpectraScience, Inc. (the “Company”) will be held on Friday, July 13, 2012, at the law offices of Fredrikson & Byron, P.A., located at 200 South Sixth Street, Suite 4000, Minneapolis, Minnesota, 55402. Registration for the 2012 Annual Meeting will begin at 8:45 a.m. Central Time (“CT”). The 2012 Annual Meeting will commence at approximately 9:00 a.m. CT. The purposes of the 2012 Annual Meeting are to:

(1)	Elect six directors to our Board of Directors to serve until the next annual meeting of shareholders or until such time as their successors are elected and qualified;

(2)	Consider and vote upon a proposal to amend the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of capital stock from 225,000,000 to 325,000,000, consisting of an increase in authorized shares of common stock from 175,000,000 to 275,000,000.

(3)	Consider and vote upon a proposal to ratify the appointment of McGladrey & Pullen LLP as the Company’s Independent Registered Public Accountant for 2012; and

(4)	Transact such other business as may properly come before the 2012 Annual Meeting and any adjournment or postponement.

Any action may be taken on any one of the foregoing proposals at the 2012 Annual Meeting on the date specified above, or on any date or dates to which the 2012 Annual Meeting may be adjourned. The Board of Directors is not aware of any other business to come before the 2012 Annual Meeting. The foregoing proposals are described more fully in the enclosed proxy statement (the “Proxy Statement”). If you have any questions regarding the information contained in the Proxy Statement or regarding the completion of the enclosed proxy card or voting by internet or telephone, please call the Company at (858) 847-0200. If you need directions to the 2012 Annual Meeting, please call (612) 492-7000.

Only shareholders that were listed on the Company’s records at the close of business on Friday, June 1, 2012, the record date set by the Board of Directors for the meeting, are entitled to notice of the 2012 Annual Meeting and to vote at the 2012 Annual Meeting and any adjournments thereof.

All shareholders are cordially invited to attend the 2012 Annual Meeting in person. However, to assure the presence of a quorum, the Board of Directors requests all shareholders of record to promptly complete, sign, date and return the enclosed proxy card, which is solicited by the Board of Directors, or to vote by internet or telephone by following the instructions on the enclosed proxy card, whether or not you plan to attend the 2012 Annual Meeting. The proxy is revocable and will not be used if you attend and vote at the 2012 Annual Meeting in person or otherwise provide notice of your revocation. The prompt return of proxies will save the Company the expense of further requests for proxies in order to insure a quorum. Please mail your executed proxy card to the Company’s proxy service provider in the enclosed envelope. No postage is required if mailed in the United States.

By order of the Board of Directors,

Michael P. Oliver

President and Chief Executive Officer

San Diego, California

June 14, 2012

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Proxy Statement

2012 Annual Meeting of Shareholders

Friday, July 13, 2012

9:00 a.m. CT

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of SpectraScience, Inc., a Minnesota corporation (the “Company”), for use at the 2012 Annual Meeting of Shareholders of the Company to be held on Friday, July 13, 2012 (the “2012 Annual Meeting”), and at any adjournment thereof. The 2012 Annual Meeting will be held at the law offices of Fredrikson & Byron, P.A., located at 200 South Sixth Street, Suite 4000, Minneapolis, Minnesota, 55402. Registration for the 2012 Annual Meeting will begin at approximately 8:45 a.m. Central Time (“CT”). The 2012 Annual Meeting will commence at approximately 9:00 a.m. CT. This solicitation is being made by mail; however, the Company may also use its officers, directors, and employees (without providing them with additional compensation) to solicit proxies from shareholders in person or by telephone, facsimile or letter. Distribution of this Proxy Statement and the proxy card via U.S. Mail is scheduled to begin on or about June 14, 2012.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Shareholders to be Held on July 13, 2012:

The Notice, Proxy Statement and Annual Report on Form 10-K are available at

http://www.spectrascience.com/index.php/investors/meeting-materials

QUESTIONS AND ANSWERS ABOUT THE 2012 ANNUAL MEETING AND VOTING

Q:	Why did I receive this Proxy Statement?

A:	The Company is soliciting your proxy vote at the 2012 Annual Meeting because you owned of record one or more shares of common or preferred stock of the Company at the close of business on Friday, June 1, 2012, the record date for the meeting, and are therefore entitled to vote at the 2012 Annual Meeting.

Q:	What is a proxy?

A:	A proxy is your legal designation of another person or persons (the “proxy” or “proxies,” respectively) to vote on your behalf. By completing and returning the enclosed proxy card or voting by internet or telephone, you are giving Michael P. Oliver and Jim Dorst, the proxies, the authority to vote your shares of common stock at the 2012 Annual Meeting in the manner you indicate on your proxy card or by internet or telephone. If you do not give direction with respect to any nominee or other proposal, the proxies will vote your shares as recommended by the Board of Directors. The proxies are authorized to vote in their discretion if other matters are properly submitted at the 2012 Annual Meeting, or any adjournments thereof.

Q:	When and where is the 2012 Annual Meeting?

A:	The 2012 Annual Meeting will be held on Friday, July 13, 2012, at the law offices of Fredrikson & Byron, P.A., located at 200 South Sixth Street, Suite 4000, Minneapolis, Minnesota, 55402. Registration for the meeting will begin at approximately 8:45 a.m. CT. The 2012 Annual Meeting will commence at approximately 9:00 a.m. CT.

Q:	What am I voting on?

A:	You are voting on the following matters:

•	Proposal 1 — The election of the six directors named in this Proxy Statement;

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•	Proposal 2 — The amendment of the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of capital stock from 225,000,000 to 325,000,000 consisting of an increase in authorized shares of common stock from 175,000,000 to 275,000,000.
•	Proposal 3 — The ratification of the appointment of McGladrey & Pullen LLP as the Company’s independent registered public accountant for 2012.

Q:	What does the Board recommend?

A:	The Board recommends a vote:
•	FOR the election of its six director nominees (see Proposal 1);
•	FOR the amendment of the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of capital stock from 225,000,000 to 325,000,000, consisting of an increase in authorized shares of common stock from 175,000,000 to 275,000,000 (see Proposal 2);
•	FOR the ratification of the appointment of McGladrey & Pullen LLP as the Company’s independent registered public accountant for 2012 (see Proposal 3).

Q:	How many votes do I have?

A:	On any matter which may properly come before the 2012 Annual Meeting, each shareholder entitled to vote thereon will have one vote for each share of common or preferred stock owned of record by such shareholder as of the close of business on Friday, June 1, 2012.

Q:	How many shares of common stock may vote at the 2012 Annual Meeting?

A:	At the close of business on Friday, June 1, 2012, there were 108,041,084 outstanding shares of common stock and 3,585,000 of preferred stock, each of which class is entitled to one vote per share at the 2012 Annual Meeting. This means that there may be 111,626,084 votes on any matter presented at the 2012 Annual Meeting.

Q:	What vote is required to approve each of the Proposals?

A:	Proposal 1 – Election of Directors — With respect to the election of directors, the six nominees receiving the greatest number of votes relative to the votes cast for the other nominees will be elected, regardless of whether an individual nominee receives votes from a majority of the quorum of shares represented (in person or by proxy) at the 2012 Annual Meeting. Although directors are elected by plurality vote, the presence (in person or by proxy) of shareholders representing an aggregate of at least a majority of the issued and outstanding shares of capital stock is required to constitute a quorum for the election of directors.

Proposal 2 – Amendment of the Amended and Restated Articles of Incorporation to Increase the Number of Authorized Shares of Capital Stock— Provided a quorum of at least a majority of the issued and outstanding capital stock is present (in person or by proxy), the affirmative vote of the holders of a majority of the shares of capital stock represented at the 2012 Annual Meeting (whether in person or by proxy) will result in the shareholders’ approval of the amendment of the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of capital stock from 225,000,000 to 325,000,000, consisting of an increase in authorized shares of common stock from 175,000,000 to 275,000,000.

Proposal 3 – Ratification of the Appointment of McGladrey & Pullen LLP as the Company’s Independent Registered Public Accountant for 2012 — Provided a quorum of at least a majority of the issued and outstanding capital stock is present (in person or by proxy), the affirmative vote of the holders of a majority of the shares of capital stock represented at the 2012 Annual Meeting (whether in person or by proxy) will result in the shareholders’ ratification of the appointment of McGladrey & Pullen LLP as the Company’s independent registered public accountant for 2012.

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Q:	Do shareholders have cumulative voting rights?

A:	Shareholders do not have cumulative voting rights with respect to the election of directors or any other matter, which means that shareholders will not be able to cast all of their votes for a single director nominee.

Q:	What constitutes a quorum?

A:	Transaction of business may occur at the 2012 Annual Meeting if a quorum is present. The presence in person or by proxy of shareholders holding at least a majority of the issued and outstanding shares of capital stock is required to constitute a quorum. On Friday, June 1, 2012, the Company had 111,626,084 issued and outstanding shares of capital stock and, therefore, the presence of 55,813,043 shares will constitute a quorum for the transaction of business at the 2012 Annual Meeting. If you submit a proxy or vote in person at the meeting, your shares will be counted in determining whether a quorum is present at the 2012 Annual Meeting. Broker non-votes and abstentions are also counted for the purpose of determining a quorum, as discussed below.

Q.	What is the effect of abstentions and withhold votes?

A:	You may either vote FOR or WITHHOLD authority to vote for each nominee for the Board of Directors. If you withhold authority to vote on any or all nominees, your vote will have no effect on the outcome of the election. You may vote FOR, AGAINST or ABSTAIN on proposals 2 and 3. If you abstain from voting on either proposal 2 or 3, your shares will be deemed present but will not be deemed to have voted in favor of the proposal on which you abstained from voting. An abstention therefore has the same effect as a vote against the proposal.

If you just sign and submit your proxy card without voting instructions, your shares will be voted FOR each director nominee and proposals 2 and 3.

Q:	What is the effect of broker non-votes?

A:	Shares that are held by stock brokers in “street name” may be voted by the stock broker on “routine” matters, such as ratification of our independent registered public accounting firm. To vote on “non-routine” matters, the stockbroker must obtain shareholder direction. When the stockbroker does not vote the shares, the stock broker’s abstention is referred to as a “broker non-vote.”

Broker non-votes will be considered present for quorum purposes at the 2012 Annual Meeting. Brokers do not have discretion to vote shares for the election of directors, or any other non-routine matters that may be brought before the meeting. Accordingly, if your shares are held in street name and you do not submit voting instructions to your broker, your shares will not be counted in determining the outcome of these proposals. Brokers will have discretion to vote on the ratification of McGladrey & Pullen LLP as the Company’s independent registered public accounting firm for 2012 and for the amendment to the Amended and Restated Articles of Incorporation if you do not provide voting instructions.

Broker non-votes in connection with the election of directors are not deemed “votes cast,” and, since directors are elected by a plurality, will have no effect on the election.

Q:	How do I vote my shares?

A:	If you are a shareholder of record, you may vote your shares of common stock at the 2012 Annual Meeting using any of the following methods:

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•	Proxy Card. The enclosed proxy card is a means by which a shareholder may authorize the voting of his, her, its or their shares of common stock at the 2012 Annual Meeting. The shares of common stock represented by each properly executed proxy card will be voted at the 2012 Annual Meeting in accordance with the shareholder’s directions. The Company urges you to specify your choices by marking the appropriate boxes on the enclosed proxy card. After you have marked your choices, please sign and date the proxy card and mail the proxy card to the Company’s proxy service provider, Wells Fargo Shareowner Services, in the enclosed envelope. If you sign and return the proxy card without specifying your choices, your shares will be voted FOR the Board of Director’s nominees for directors, FOR the amendment to the Articles of Incorporation to increase the number of authorized shares and FOR the ratification of the appointment of McGladrey & Pullen LLP as the Company’s independent public accountant for 2012.

•	Internet — www.eproxy.com/scie — If you have Internet access, you may submit your proxy from any location in the world 24 hours a day, 7 days a week. Have your proxy card with you when you access the website and then follow the instructions to obtain your records and to create an electronic voting instruction form.

•	Telephone — 1-800-560-1965 — If you live in the United States, you may use any touch-tone telephone to vote your proxy toll-free 24 hours a day, 7 days a week. Have your proxy card in hand when you call and then follow the instructions.

•	In person at the 2012 Annual Meeting. All shareholders of record as of Friday, June 1, 2012 may vote in person at the 2012 Annual Meeting. Even if you plan to attend the 2012 Annual Meeting, we recommend that you submit your proxy card or vote by internet or telephone ahead of time so that your vote can be counted if you later decide not to attend.

You are a “beneficial owner” of shares held in “street name,” rather than a “shareholder of record,” if your shares are held in the name of a stockbroker, bank, trust or other nominee as a custodian, and this Proxy Statement and the accompanying Notice were forwarded to you by that organization. As a beneficial owner, you have the right to direct your stockbroker, bank, trust or other nominee how to vote your shares. You may vote by proxy by completing the voting instruction form provided by your custodian. Since a beneficial owner is not the shareholder of record, you may not vote your shares in person at the 2012 Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting.

Q:	Can I change my vote after I have mailed in my proxy card or voted by internet or telephone?

A:	Proxies solicited by the Board of Directors may be revoked at any time prior to the 2012 Annual Meeting. No specific form of revocation is required. You may revoke your proxy by:

•	Voting in person at the 2012 Annual Meeting;
•	Returning a later-dated signed proxy card;
•	Entering a new vote by internet or telephone; or
•	Giving personal or written notice of the revocation to the Company’s Chief Financial Officer, Jim Dorst, at the commencement of the 2012 Annual Meeting.

If your shares are held in “street name” through a broker or other nominee, you will need to contact that nominee if you wish to change your voting instructions.

Q:	How will my shares be voted if I do not specify how they should be voted or if I vote for too few or too many choices on the proxy card?

A:	If you are a record holder and do not mark any choices for the election of directors on the proxy card, then the proxies solicited by the Board of Directors will be voted FOR the nominees recommended for election by the Board of Directors. You may wish to vote for less than six director candidates. In such case, your shares will only be voted for the director candidate(s) you have selected. If you mark contradicting choices on the proxy card, such as both FOR and WITHHOLD for a director candidate, your shares will not be voted with respect to the director candidate for which you marked contradicting choices.

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If you are a record holder and do not mark a choice with respect to the approval of either proposal 2 or 3, then the proxies solicited by the Board of Directors will be voted FOR the approval of the proposal for which you did not mark a choice. If you mark contradicting choices on your proxy card, such as a mark both FOR and AGAINST the approval of the proposal, then your shares will not be counted either for or against the proposal for which you have marked contradicting choices.

Q:	Who can attend the 2012 Annual Meeting?

A:	All shareholders of record as of the close of business on Friday, June 1, 2012 may attend the 2012 Annual Meeting. If you are not a shareholder of record but hold shares through a broker, bank, trustee, or other nominee as custodian (i.e., in street name), we may request proof of your beneficial ownership as of the record date, such as an account statement, a copy of the voting instruction card provided by your custodian, a “legal proxy” provided by your custodian, or other similar evidence of ownership.

Q:	What is the record date for the 2012 Annual Meeting?

A:	The Board of Directors has fixed Friday, June 1, 2012, as the record date.

Q:	Who will count the votes?

A:	All proxies submitted to the Company will be tabulated by our proxy service provider, Wells Fargo Shareowner Services. All shares voted by shareholders of record present in person at the 2012 Annual Meeting will be tabulated by our Corporate Secretary or his designee.

Q:	Who is paying for this proxy solicitation?

A:	The entire cost of this proxy solicitation will be borne by the Company. The cost will include the cost of supplying necessary additional copies of the solicitation materials for beneficial owners of shares held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such materials to such beneficial owners.

Q:	How do I nominate a candidate for election as a director at next year’s Annual Meeting?

A:	Nominations for director are made by the Board of Directors. Shareholders may nominate a candidate for director for the 2013 Annual Meeting by following the procedures explained below in this Proxy Statement under the caption “CORPORATE GOVERNANCE - Selection of Director Nominees” and contained in the rules and regulations of the Securities and Exchange Commission.

Q:	What is a shareholder proposal?

A:	A shareholder proposal is your recommendation or requirement that the Company and/or the Board of Directors take action, which you intend to present at a meeting of the shareholders. Your proposal should state as clearly as possible the course of action that you believe the Company should follow. If your proposal is included in the Company’s Proxy Statement, then the Company must also provide the means for shareholders to vote on the matter via the proxy card. The deadlines and procedures for submitting shareholder proposals for the 2013 Annual Meeting are explained in the following question and answer. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

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Q:	When are shareholder proposals and director nominations due for the 2013 Annual Meeting?

A:	In order to be considered for inclusion in next year’s proxy statement, shareholder proposals, including director nominations, must be submitted in writing to the Company no later than February 14, 2013 (approximately 120 days prior to the one year anniversary of the mailing of this Proxy Statement). The Company suggests that proposals for the 2013 Annual Meeting of Shareholders be submitted by certified mail, return receipt requested. The proposal must be in accordance with the provision of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

Shareholders who intend to present a proposal or director nomination at the 2013 Annual Meeting of Shareholders without including such proposal or nomination in the Company’s proxy statement must deliver to the Company notice of such proposal no later than May 1, 2013 (approximately 45 days prior to the one year anniversary of the mailing of this Proxy Statement) in order for such proposal to be considered timely. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

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PROPOSALS TO BE VOTED UPON

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors is currently comprised of six directors. Six directors will be elected at the 2012 Annual Meeting to hold office until the 2013 Annual Meeting of Shareholders or until the successor of each shall be elected and qualified in accordance with the Company’s Bylaws. All six of the nominees named herein are presently serving as members of the Board of Directors. The Company has no reason to believe that any of the director nominees named below will be unable or unwilling to serve as director if elected. If for any reason any nominee withdraws or is unable to serve as director (neither of which is expected at this time), the shares represented by all valid proxies will be voted for the election of a substitute nominee recommended by the Board of Directors or the Board of Directors may reduce the size of the Board of Directors.

The six nominees receiving the greatest number of affirmative votes cast will be elected as directors. Except as otherwise directed on the proxy cards or by internet or telephone voting, the proxies will vote all valid proxies for the six nominees identified below.

Nominees for Election as Directors at the 2012 Annual Meeting

The Board of Directors has recommended the following persons as nominees for election as directors at the 2012 Annual Meeting:

Nominee Name	Age (as of Annual Meeting)	Year First Became a Director
Michael P. Oliver	63	2010
Mark McWilliams	55	2004
Sheldon L. Miller	76	2010
Stanley J. Pappelbaum, M.D.	74	2006
Chester E. Sievert, Jr.	60	2004
F. Duwaine Townsen	79	2009

Certain biographical information relating to each of the director nominees is set forth below:

Michael P. Oliver, President and Chief Executive Officer, Director, joined SpectraScience as President and Chief Executive Officer in November 2010, and was elected a director in February 2011. Prior to joining the Company and since 2007, Mr. Oliver was Executive Vice President for Worldwide Marketing and Business Development for Silicon Border Development, a privately owned developer of industrial properties for high technology companies. From 2004 to 2007, Mr. Oliver was a Senior Vice President at Thomas Group, a consultancy that specialized in operational improvement. From 1998 to 2003, Mr. Oliver was engaged as in a business development role with PricewaterhouseCoopers working with medical device and technology companies. From 1990 to 1998 Mr. Oliver was a member of four separate management teams that took struggling medical device companies, increased their revenues and profitability and sold them to strategic buyers. In those companies he served in the capacity of head of sales and marketing and, in two cases, had major operational responsibilities as well. He began his career with American Hospital Supply Corporation serving in a variety of sales, marketing and general management positions. Mr. Oliver received his MSA from George Washington University and his BS from the United States Naval Academy. The Board believes that Mr. Oliver’s experience in the medical device and technology industries, as well as his success in increasing revenues for medical device companies, make Mr. Oliver a valuable resource for the Board.

Mark McWilliams, Chairman of the Board. Since June 2007, Mr. McWilliams has served as the CEO of Medipacs, Inc., a development stage infusion pump company. Mr. McWilliams served as the interim Chief Executive Officer of the Company from October 2010 to November 2010. From December 2003 to November 2005, Mr. McWilliams was Director of Cell Imaging and Analysis at Beckman Coulter after the sale of Q3DM to Beckman in December 2003. He was President and Chief Executive Officer and Director of Q3DM, from October 2001 to December 2003, a life-sciences startup that raised several angel and venture capital funding rounds that was acquired by Beckman Coulter. Previously, he was founder and COO of Medication Delivery Devices (“MDD”), an alternate care infusion systems company that was acquired by Baxter Healthcare in 1996. Mr. McWilliams served as a VP of Research and Development at Baxter Healthcare for three years following the sale of MDD. Prior to MDD, he served as Product Development Manager at the founding of Block Medical where he was responsible for bringing the company’s first two FDA approved products rapidly to market. Block was sold to Hillenbrand Industries in 1991. He previously worked for Hughes Aircraft, Vacuum General and Martin Marietta. Mr. McWilliams brings his expertise in managing and growing small technology companies and his strong network of contacts within the medical devices industry, to the Board of Directors. He earned his MSME from the Massachusetts Institute of Technology, his BSME from Northeastern University and holds eight utility patents.

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Sheldon L. Miller, Director. Sheldon L. Miller has been a litigator and expert counsel for more than forty years and in private practice for more than 30 years. Mr. Miller has operated the Law Office of Sheldon Miller, PC for the past 30 years. Mr. Miller was a member of the Board of Governors of the American Trial Lawyers Association from 1977 through 2009 (longest tenure in history). From 1979 through 1992, he was the President of the Mediation Tribunal Association in Wayne County (Detroit), Michigan. In 1971, he pioneered the concept of mediation and was the first mediator on behalf of the Plaintiff’s Bar in the State of Michigan. Mr. Miller was also the first to prosecute and articulate the concept of “comparative negligence” in the State of Michigan. Mr. Miller graduated from Wayne State University Law School in Detroit in 1961. Mr. Miller brings his considerable experience in legal risk analysis and responsibility to the Board of Directors.

Stanley J. Pappelbaum M.D., Director. Dr. Pappelbaum has been Managing Partner of Pappelbaum, Turner & Associates, a national healthcare consultancy company that advises hospital, medical group, health insurance, and governmental healthcare clients, since 2000. Dr. Pappelbaum joined Scripps hospital in 1996 as Chief Transformational Officer in charge of creating and implementing Scripps’ strategic vision of the future. In 1997, he was promoted to Executive Vice President and Chief Operating Officer and, in 1999, he was promoted to President and Chief Executive Officer when the hospital reached annual revenues of over $1 billion. From 1985 to 1995, he was the managing partner of Professional Health Consulting Group, a national company of physician executives that analyzed and managed change for complex not-for-profit healthcare systems clients throughout the United States. From 1969 to 1984, Dr. Pappelbaum taught and practiced Pediatric Cardiology at the University of California, San Diego and at San Diego Children’s Hospital, where he was Chief of Pediatric Cardiology from 1972 to 1978. Dr. Pappelbaum completed his undergraduate work at McGill University in Montreal and received his medical degree from the University of British Columbia Faculty of Medicine in Vancouver. He completed his residency in pediatric medicine at Montreal Children’s Hospital of McGill University and did graduate studies in cardiovascular physiology and a fellowship in pediatric cardiology at the University of California, Los Angeles. He also was awarded an Alfred P. Sloan Fellowship at the Massachusetts Institute of Technology, where he earned a Master's degree in management (health option). Dr. Pappelbaum brings his intimate knowledge of the healthcare industry and familiarity with recent changes in the healthcare environment to the Board of Directors.

Chester E. Sievert, Jr., Director. Mr. Sievert has been President of Advanced Photodynamic Technologies since January 2003. He previously worked at SpectraScience as a consultant in June 1996, and subsequently held various executive positions. Mr. Sievert served as Chairman of the Board of SpectraScience beginning in June 1999. He served as President from March 1998, and Chief Executive Officer from January 1999 until December 2001. He then became Executive Vice President of Technology and Chairman of the Board until September 2002. Prior to joining SpectraScience, Mr. Sievert was a founder and President of two medical product companies: ReTech, Inc., from 1980 to 1986, and FlexMedics Corporation, from 1986 to 1995. Both companies were sold to American Endoscopy, Inc. and Phillips Plastics Corporation, respectively. As a former Senior Research Health Scientist on staff at the University of Minnesota Medical School and the Veterans Administration Medical Center, Mr. Sievert has published more than 50 medical journal articles in the fields of gastroenterology, endoscopy and fiber optics. He has also been awarded eight United States and international patents. Mr. Sievert has a Bachelor of Science Degree in Comparative Physiology from the University of Minnesota. Mr. Sievert brings his significant experience in the application of light based and fluorescence technologies in the medical field to the Board of Directors, as well as his significant management experience and legacy understanding of the Company.

F. Duwaine Townsen, Director.  Mr. Townsen co-founded and has been the Managing Partner of EndPoint Late-Stage Fund of San Diego since 1999. This fund invests exclusively in late-stage life science companies. Mr. Townsen co-founded the Ventana Growth Funds in 1982 and served as the group’s Managing Partner directing investments in early and middle stage life-science, high-technology and telecommunications companies. Prior to this, Mr. Townsen was the CEO and Chairman of Kay Laboratories, Inc., a medical device company, where he led the company through a successful IPO in 1978 and subsequent sale to American Hospital Supply Corporation in 1981. Following his public accounting experience, Mr. Townsen became a founder and Chief Financial Officer of Oceanographic Engineering Corporation and guided the company to profitability and its sale to Dillingham Corporation in 1967.  Mr. Townsen serves as a director on the board of Sequal Technologies, a privately held high-technology company and has held numerous directorships at private and public companies, some of which included Agouron Pharmaceuticals, Inc., Brooktree Corporation, Cymer, Inc. and Maxim Pharmaceuticals, Inc.  Mr. Townsen began his career with Arthur Young & Co. after graduating from San Diego State University. Mr. Townsen brings his specific public accounting environment and public markets experience to the Board of Directors, as well as his deep expertise related to corporate governance and fiduciary responsibility issues.

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Required Vote and Board Recommendation

If a quorum is present, the affirmative vote of a plurality of the shares of capital stock present at the 2012 Annual Meeting, represented in person or by proxy, and entitled to vote on the matter is required to elect a nominee to the position of director. The six nominees receiving the greatest number of votes will be elected as directors.

THE BOARD HAS DETERMINED THAT EACH NOMINEE IS QUALIFIED TO SERVE AS A DIRECTOR AND RECOMMENDS A VOTE “FOR” THE ELECTION OF ITS NOMINEES FOR DIRECTORS.

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PROPOSAL 2

AMENDMENT OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK FROM 225,000,000 TO 325,000,000, CONSISTING OF AN INCREASE IN AUTHORIZED SHARES OF COMMON STOCK FROM 175,000,000 TO 275,000,000

On April 25, 2012, the Board of Directors voted to submit to the Company’s shareholders a proposal to amend the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of capital stock from 225,000,000 to 325,000,000, consisting of an increase in authorized shares of common stock from 175,000,000 to 275,000,000.

The text of the form of proposed amendment to the Amended and Restated Articles of Incorporation increasing the number of authorized shares of capital stock from 225,000,000 to 325,000,000, consisting of an increase in authorized shares of common stock from 175,000,000 to 275,000,000 is attached to this proxy statement as Appendix A. If the shareholders approve this proposal, the Company expects to file the amendment with the Minnesota Secretary of State as soon as practicable following such approval. Upon filing of the amendment with the Minnesota Secretary of State, Section 2.01 of our Amended and Restated Articles of Incorporation shall read:

“2.01) Numbers and Classes of Shares. This Corporation shall have the authority to issue an aggregate of 325,000,000 shares of capital stock, consisting of 275,000,000 shares of common stock, $.01 par value per share (the "Common Stock"), and 50,000,000 undesignated shares of capital stock, undesignated par value per share (the "Undesignated Stock"). The undesignated Stock may be issued in one or more series as determined from time to time by the Board of Directors. Any series authorized for issuance by the Board of Directors may be senior to the Common Stock with respect to any distribution (as such term is defined in Section 302A.011, Subd. 10, Minnesota Statutes) if so designated by the Board of Directors upon issuance of the shares of that series. The Board of Directors is hereby granted the express authority to fix by resolution any other designations, powers, preferences, rights (including voting rights), qualifications, limitations or restrictions with respect to any particular series created from the Undesignated Stock prior to issuance thereof.”

The Amended and Restated Articles of Incorporation currently authorize the Company to issue an aggregate of 225,000,000 shares of capital stock, consisting of 175,000,000 shares of common stock, $0.01 par value per share, and 50,000,000 undesignated shares of capital stock, undesignated par value per share. As of June 1, 2012, 108,041,084 shares of common stock are issued and outstanding, 3,585,000 shares of preferred stock are issued and outstanding and 46,415,000 undesignated shares are authorized but not issued and outstanding. In addition, approximately 53,397,000 shares of common stock have been reserved for issuance pursuant to common stock purchase warrants, 41,020,000 shares of common stock have been reserved for issuance upon the conversion of Convertible Debentures, 17,485,000 shares of common stock reserved under equity incentive arrangements and 368,000 shares reserved for issuance as preferred stock dividends.  As a result, the Company has approximately 1,093,000 shares of common stock that are not either issued and outstanding or committed for issuance. The Board desires to increase the number of authorized shares of capital stock to ensure it has the necessary capital stock to pursue equity financing that will enable the Company to continue operations, and provide the flexibility to promptly take advantage of any strategic opportunities, raise additional working capital, grant equity awards to officers, employees, directors, and consultants as may be desirable in the future, and evidence the Company’s commitment to growth. Because of the need for additional growth capital, without the authorization of additional authorized shares of common stock, it is unlikely that the Company will be able to continue to implement its commercialization plan, conduct near-term operations, or continue as a going concern.

The common stock to be authorized will have rights identical to our current common stock. Our shareholders have no preemptive rights with respect to the common stock. If this proposed amendment is adopted, the additional authorized shares will be available for issuance from time to time at the discretion of the Board without further action by the shareholders, except where shareholder approval is required by law, by regulatory authorities or to obtain favorable tax treatment for certain employee benefit plans.  Thus, additional shares of common stock might be issued at times and under circumstances that will have a dilutive effect on earnings per share and on the equity ownership of the present holders of our common stock.

An increase in the number of authorized shares of common stock could, under certain circumstances, be construed as having an anti-takeover effect (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the company with another company).   We are not proposing the increase in authorized shares in response to, and we have no knowledge of, any effort to accumulate our stock or to obtain control of the Company by means of a merger, tender offer or solicitation in opposition to management. In addition, we do not have any present plan or intention to issue any existing or additional authorized shares of our common stock as part of a merger transaction or acquisition.

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Required Vote and Board Recommendation

If a quorum is present, the affirmative vote of the shareholders holding a majority of the shares of capital stock represented at the 2012 Annual Meeting, whether in person or by proxy, and entitled to vote on the matter is required to approve the amendment to the Amended and Restated Articles of Incorporation to increase the number of authorized shares of capital stock from 225,000,000 to 325,000,000.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK FROM 225,000,000 TO 325,000,000.

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PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FIRM

The Company’s Audit Committee has selected McGladrey & Pullen LLP as the Company’s independent registered public accountant for the year ending December 31, 2012 (“2012”). McGladrey & Pullen LLP has been the Company’s independent registered public accountant since 2008. The firm has advised the Company that it has no relationship to the Company except that of independent public accountant.

A representative of McGladrey & Pullen LLP is expected to be present at the 2012 Annual Meeting of Shareholders. Such representative will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions regarding audit of the financial statements.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee of the Board of Directors is responsible for pre-approving all audits and permitted non-audit services to be performed for us by our independent registered public accountant.

Our Audit Committee must pre-approve all audit services, engagement fees and terms, and all permitted non-audit engagements, subject to the de minimus exceptions permitted pursuant to the Securities Exchange Act of 1934. All audit-related fees were approved by our Audit Committee in fiscal 2011.

Independent Registered Public Accountant’s Fees

The firm of McGladrey & Pullen LLP audited our consolidated financial statements for the years ended December 31, 2011 and 2010.

The following table presents fees for professional services rendered by McGladrey & Pullen LLP for the two most recent fiscal years.

	Fiscal Year 2011	Fiscal Year 2010
Audit fees(1)	$76,000	$74,000
Audit-related fees(2)	21,430	23,110
Tax fees	—	—
All other fees	—	—
Other	—	—
	$97,430	$97,110

(1)	Audit fees include fees billed and expected to be billed for the fiscal years ended December 31, 2011 and 2010, and fees billed and expected to be billed for professional services rendered for the audit of our annual consolidated financial statements for such periods, the review of our consolidated financial statements included in our reports on Form 10-Q, and accounting consultations necessary for the rendering of an opinion on our consolidated financial statements.
(2)	Audit-related fees include fees billed for the fiscal years ended December 31, 2011 and 2010 for professional services rendered primarily for consultation and review of securities registration filings and related consents.

Required Vote and Board Recommendation

If a quorum is present, the affirmative vote of the shareholders holding a majority of the shares of capital stock represented at the 2012 Annual Meeting, whether in person or by proxy, and entitled to vote on the matter is required to ratify the selection of the independent public accountant.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FOR 2012.

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OTHER INFORMATION

CORPORATE GOVERNANCE

Independence

Our Board of Directors has six members: Michael P. Oliver, Mark McWilliams, Sheldon L. Miller, Stan Pappelbaum, M.D., Chester E. Sievert, Jr. and F. Duwaine Townsen. The Board has determined that Mr. Oliver is not independent due to his receipt of payments from the Company as compensation for services provided as an executive officer of the Company. All remaining directors are “independent” within the definition provided by NASDAQ Rule 5605. Although we are not a listed issuer, the Board of Directors has voluntarily chosen to evaluate director independence based upon applicable NASDAQ rules.

During 2011, our Board of Directors met on 11 occasions. All of our directors attended at least 75% of the meetings of the Board of Directors and committees on which director served. The Board of Directors encourages all directors to attend the Company’s annual meetings, but does not have a formal attendance policy. At our last annual meeting on July 15, 2011, two of our directors attended.

The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating Committee.

The Board’s Role in Risk Oversight

It is management’s responsibility to manage risk and bring to the Board’s attention the most material risks to the Company. The Board of Directors has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company. The Audit Committee provides oversight of management with respect to enterprise-wide risk management, which focuses primarily on financial and accounting risks and legal and compliance risks, including oversight of internal controls over financial reporting. In addition, the Compensation Committee considers risks related to the attraction and retention of talent and risks relating to the design of compensation programs and arrangements. The Compensation Committee also reviews compensation and benefits plans affecting employees in addition to those applicable to the executive officer. The Company has determined that it is not reasonably likely that compensation and benefit plans create risks that would have a material adverse effect on the Company. The full Board considers strategic risks and opportunities and regularly receives detailed reports from management and the committees, with respect to their areas of responsibility for risk oversight.

Board Leadership Structure

The Board of Directors is led by the Company’s Chairman of the Board, Mark McWilliams. The Chairman of the Board chairs all Board meetings (including executive sessions), approves Board agendas and schedules, and oversees Board materials. The Chairman of the Board also acts as liaison between the independent directors and management, is available to the Company’s outside corporate counsel to discuss and, as necessary, respond to shareholder communications to the Board, and calls meetings of the independent directors. The Company believes that having different people serving in the roles of chairman of the board and chief executive officer is an appropriate and effective organizational structure for our Company.

Code of Ethics

The Company has adopted a Code of Ethics (the “Code”), which is applicable to all directors, officers and employees of the Company. The Code requires strict adherence to all laws and regulations applicable to our business. The Code requires all persons to bring any violations and suspected violations of the Code to the Company’s attention by contacting the Audit Committee. The Code is posted to the Investors section of our website at www.spectrascience.com. We intend to include on our website, within the time period required by Form 8-K, any amendment to, or waiver from, a provision of our Code that applies to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions, and that relates to any element of the Code of Ethics definition enumerated in Item 406(b) of Regulation S-K.

Audit Committee

The principal functions of the Audit Committee are to evaluate and review the Company’s financial reporting process and systems of internal controls. The Audit Committee evaluates the independence of the Company’s independent auditor, appoints the Company’s independent auditor, approves fees to be paid to our independent auditor, and reviews the Company’s financial statements with management and the independent auditor. The Audit Committee has recommended to the Board of Directors the appointment of McGladrey & Pullen LLP to serve as the Company’s independent auditor for 2012. The Audit Committee met four times in fiscal 2011.

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The Audit Committee operates under a written charter, which is available on the Investors-Corporate Governance section of our website at www.spectrascience.com. Under the charter, the Audit Committee’s composition must satisfy NASDAQ independence requirements. The members of the Company’s Audit Committee are Duwaine Townsen, Stan Pappelbaum, and Mark McWilliams, all of whom have been determined by the Board of Directors to be independent under the definition of “independence” provided by NASDAQ Rule 5605 and Rule 10A-3 of the Securities Exchange Act of 1934. The Board has determined that Mr. Townsen is an “audit committee financial expert” as defined by applicable SEC regulations.

Report of the Audit Committee

The following report of the Audit Committee shall not be deemed to be filed with the Securities and Exchange Commission (“SEC”) or incorporated by reference in any previous or future documents filed by the Company with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements and expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles.

The Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2011. The Audit Committee has discussed with McGladrey & Pullen LLP, the Company’s independent auditor, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received and reviewed the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding communications with the audit committee concerning independence, and the Audit Committee discussed with McGladrey & Pullen LLP their independence from management and the Company. The Audit Committee has considered whether the provision of services by McGladrey & Pullen LLP not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company’s Forms 10-Q are compatible with maintaining McGladrey & Pullen LLP’s independence, and has determined that they are compatible and do not impact McGladrey & Pullen LLP’s independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above should be included in the Company’s Annual Report on Form 10-K accompanying this Proxy Statement and filed with the Securities and Exchange Commission for the year ended December 31, 2011.

Audit Committee

Duwaine Townsen, Chairman

Stan Pappelbaum

Mark McWilliams

Compensation Committee

The members of the Compensation Committee are Duwaine Townsen (Chairman), Stan Pappelbaum and Mark McWilliams, all of whom meet the definition of “independence” provided by NASDAQ Rule 5605. The Compensation Committee operates under a written charter, which is available on the Investors-Corporate Governance section of our website at www.spectrascience.com. The Compensation Committee did not meet in fiscal 2011.

The Board has authorized the Compensation Committee to review and advise management on a broad range of compensation policies for employees, although the Company’s executive officers are responsible for establishing specific terms of compensation for Company employees who are not subject to Section 16 of the Securities Exchange Act of 1934. The Compensation Committee develops and reviews specific terms of compensation for Section 16 officers, subject to approval by the Board of Directors. It is also responsible for recommending to the Board of Directors the base salaries, salary increases, equity awards and other benefits for the Company’s executive officers. The Board of Directors retains authority to set director compensation, although the Compensation Committee makes recommendations to the Board of Directors on director compensation. Additionally, the Compensation Committee administers the Company’s 2011 Equity Incentive Plan and grants stock options pursuant to such plan. Neither the Compensation Committee nor the Board of Directors engages compensation consultants to assist in determining or recommending the amount or form of compensation for executive officers or directors. The Compensation Committee may delegate its responsibilities to subcommittees to the extent permitted by applicable laws and regulations.

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Nominating Committee

The members of the Nominating Committee are Duwaine Townsen (Chairman), Stan Pappelbaum and Mark McWilliams, all of whom meet the definition of “independence” provided by NASDAQ Rule 5605. The Nominating Committee operates under a written charter, which is available on the Investors-Corporate Governance section of our website at www.spectrascience.com. All six of the director nominees for the 2012 Annual Meeting were approved by the Nominating Committee comprised of independent directors. The Nominating Committee met once in fiscal 2011.

The principal purpose of the Nominating Committee is to identify and evaluate qualified individuals for membership on the Board of Directors. The Nominating Committee periodically considers the size, composition and needs of the Board of Directors in evaluating director candidates and recommends director nominees for election at each annual meeting of shareholders.

Selection of Director Nominees

In selecting nominees for directors, the Nominating Committee will consider all candidates submitted, including incumbent Board of Directors members, based upon the qualifications of the candidates, the business and financial experience of the candidates, the experience of the candidates serving on public company boards of directors, and other skills sets deemed appropriate by the Nominating Committee to enact the mission and business purposes of the Company.

In addition, diversity is a factor in evaluating director nominees. The Nominating Committee considers diversity of experience, skills, geographic representation and background as factors in the selection of new director nominees, with the goal of assembling a Board of Directors with complementary skill sets and viewpoints. The Nominating Committee and Board of Directors have not adopted a standalone diversity policy at this time. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

Currently, the Company does not engage any third parties to identify or evaluate potential nominees. The Nominating Committee will consider director candidates recommended by holders of the Company’s common stock on the same basis as any other candidate submitted for consideration as a nominee. No nominations for candidates were received from any holders of common stock for the 2012 Annual Meeting.

In order for a candidate to be considered for nomination by the Nominating Committee, a shareholder must submit to the attention of the Chief Executive Officer of the Company a written recommendation that contains the following information:

(1)	the full name and address of the shareholder submitting the recommendation;
(2)	the number of shares of common stock of the Company owned by the shareholder submitting the recommendation;
(3)	the full name and address of the director candidate;
(4)	the age of the director candidate;
(5)	a five-year business history of the director candidate;
(6)	the amount of common stock of the Company owned by the director candidate;
(7)	whether the director candidate can read and understand basic financial statements;
(8)	the director candidate’s other board memberships, if any;
(9)	any family relationships between the director candidate and any executive officer or current director of the Company;
(10)	any business transactions between the director candidate or the candidate’s business and the Company;
(11)	a written consent of the director candidate to be named in the Company’s proxy statement and to serve as a director if elected; and
(12)	a written consent of the shareholder submitting the recommendation to be named in the Company’s proxy statement.

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Additionally, any holder of common stock nominating a candidate is encouraged to set forth any other qualifications which he or she believes the candidate has to serve as director of the Company and the reasons why the holder believes the candidate should be elected to the Board of Directors of the Company. The Nominating Committee may require the shareholder or nominee to furnish additional information to evaluate the nominee’s suitability. In the event a shareholder does not comply with the nomination process described in this Proxy Statement, the proposed nomination may be declared defective and disregarded.

SECURITY HOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS

Any holder of common stock wishing to communicate with the Board of Directors about any matter involving the business or operations of the Company should send the communication, in written form, to the Chief Financial Officer of the Company at the Company’s principal place of business at 11568-11 Sorrento Valley Road, San Diego, CA 92121. The Chief Financial Officer of the Company will promptly send the communication to each member of the Board of Directors.

PRINCIPAL SHAREHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of June 1, 2012 for:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our directors and executive officers as a group.

The percentage ownership information shown in the table is based upon 108,041,084 shares of common stock outstanding as of June 1, 2012. None of the persons below beneficially own any shares of our preferred stock.

Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our common stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options that are either immediately exercisable or exercisable on or before that date that is 60 days after June 1, 2012. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Unless otherwise noted below, the address for each person or entity listed in the table is c/o SpectraScience, Inc., 11568-11 Sorrento Valley Road, San Diego, CA 92121.

Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
EuclidSR Partners, LP(2)	8,685,300	8%
Sheldon L. Miller(4)(5)	5,119,466	4%
Michael P. Oliver(3)(10)	1,355,250	1%
Stan Pappelbaum M.D.(4)(7)	993,750	*
Mark McWilliams(4)(6)	864,305	*
Jim Dorst(3)(9)	860,416	*
Chester E. Sievert(4)(8)	767,500	*
F. Duwaine Townsen(4)(11)	302,083	*
Directors and executive officers, as a group (seven persons)(12)	10,262,770	9%

*	Less than 1%

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(1)	Beneficial ownership is determined in accordance with Rule 13d-3(a) of the Securities Exchange Act of 1934 and generally includes voting or investment power with respect to securities. Except as indicated by footnotes and subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all shares of the Common Stock shown as beneficially owned by him or her.
(2)	EuclidSR Partners, LP (“Euclid”) owns 6,143,404 shares of Common Stock and is affiliated by common control with EuclidSR Biotechnology Partners, which together own 8,685,300 shares. Based on current information obtained from Euclid, their ownership is held between EuclidSR Partners, LP and EuclidSR Biotechnology Partners. The business address for all Euclid affiliated entities is 45 Rockefeller Plaza, Suite 3240, New York, New York 10111.
(3)	Executive Officer
(4)	Director
(5)	Includes 327,083 shares which may be acquired upon exercise of options which are currently exercisable or which become exercisable within 60 days of June 1, 2012. Also includes warrants to purchase 1,558,078 shares of Common Stock which are currently exercisable or which become exercisable within 60 days of June 1, 2012. Also includes 75,000 shares held indirectly as custodian for grandchildren, and 1,046,155 shares held indirectly by SM Company, LLC, over which Mr. Miller has sole voting and investment power.
(6)	Includes 702,083 shares which may be acquired upon exercise of options which are currently exercisable or which become exercisable within 60 days of June 1, 2012.
(7)	Includes 450,000 shares held indirectly by Professional Health Technologies, Inc. Dr. Pappelbaum is the Chief Executive Officer of the company and disclaims beneficial ownership of the shares held by the company. Also includes 543,750 shares which may be acquired upon exercise of options which are currently exercisable or which become exercisable within 60 days of June 1, 2012.
(8)	Includes 662,500 shares which may be acquired upon exercise of options which are currently exercisable or which become exercisable within 60 days of June 1, 2012.
(9)	Includes 860,416 shares which may be acquired upon exercise of options which are currently exercisable or which become exercisable within 60 days of June 1, 2012.
(10)	Includes 1,306,250 shares which may be acquired upon exercise of options which are currently exercisable or which become exercisable within 60 days of June 1, 2012.
(11)	Includes 302,083 shares which may be acquired upon exercise of options which are currently exercisable or which become exercisable within 60 days of June 1, 2012.
(12)	Includes warrants to purchase 1,558,078 shares of Common Stock which are currently exercisable or which become exercisable within 60 days of June 1, 2012. Also includes 4,704,165 shares which may be acquired upon exercise of options which are currently exercisable or which become exercisable within 60 days of June 1, 2012.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes compensation awarded to, earned by or paid to the Company’s Chief Executive Officer and the most highly compensated executive officer other than the Chief Executive Officer, during the fiscal years ended December 31, 2011 and 2010. In this proxy statement, we refer to these executive officers collectively as our “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (3)		Total ($)
Michael P. Oliver – (1)	2011	$225,000	25,000	$-	$		$250,000
President and Chief Executive Officer	2010	$17,308		$-		$373,455	$390,763
Jim Dorst – (2) Chief Financial Officer and	2011	$175,000		$-		$-	$175,000
Chief Operating Officer	2010	$154,110		$-		$212,602	366,712

(1)	Mr. Oliver was appointed President and CEO on November 29, 2010. He does not have a written employment agreement, his salary is not dependent on performance targets, goals or other conditions and he is not subject to any severance or changes in control agreements. On December 17, 2010, Mr. Oliver received a stock option grant to purchase 3,300,000 shares of Common Stock at an exercise price of $0.15, which was the fair market value of the underlying stock on the date of grant. This stock option vests 1/4 on the first anniversary date of grant and 1/36 of the remainder monthly thereafter for the remaining 36 months. This stock option was valued at $373,455 at the time of grant using the Black-Scholes option-pricing model. Mr. Oliver is paid a base annual salary of $225,000 and may earn up to an additional $75,000 upon the achievement of goals related to the Company’s entry into certain international distribution agreements and is not subject to any severance or change in control agreements. Mr. Oliver received $25,000 in bonus compensation for the fiscal year ended December 31, 2011.

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(2)	Mr. Dorst is the Company’s Vice President of Finance, Chief Financial Officer and Chief Operating Officer. He does not have a written employment agreement, his salary is not dependent on performance targets, goals or other conditions and he is not subject to any severance or change in control arrangements. Mr. Dorst received a stock option grant to purchase 400,000 shares of Common Stock on May 21, 2010 at an exercise price of $0.24 per share and a grant to purchase 1,500,000 shares of Common Stock on December 17, 2010 at an exercise price of $0.15 per share. On December 17, 2010, Mr. Dorst forfeited the right to receive a previously issued stock option grant to purchase 400,000 shares of Common Stock at an exercise price of $0.90 per share. The fair value of the 2010 stock option grants was determined using the Black-Scholes option-pricing model and the grants were valued at $78,924 and $133,678, respectively. Mr. Dorst’s 400,000 stock option grant vests over three years, 1/3 annually on each anniversary date of grant Mr. Dorst’s 1,500,000 stock option vests 1/4 on the first anniversary date of grant and 1/36 of the remainder monthly thereafter for the remaining 36 months.
(3)	The value of each option award is the grant date fair value as determined under FASB ASC Topic 718, Compensation – Stock Compensation, or ASC 718.

Pension Benefits. The Company does not have a pension benefit plan.

Nonqualified Deferred Compensation. There was no nonqualified deferred compensation in fiscal year 2011 to officers of the Company.

Outstanding Equity Awards at Fiscal Year End. The following table describes the outstanding stock option grants to executive officers and required additional individuals at fiscal year end. There are no Stock Awards issued or outstanding.

	Outstanding Equity Awards at Fiscal Year End Options Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Michael P. Oliver	825,000	(1)	2,475,000	—	$0.15	12/17/2020
Jim Dorst	133,333	(2)	266,667	—	$0.24	05/21/2020
	375,000	(1)	1,125,000	—	$0.15	12/17/2020

(1) Option vests over four years, with 25% vesting 12 months after the grant date and 1/36 of the remaining grant amount vesting each month thereafter for three years.

(2) Option vests over three years, with 1/3 vesting 12 months after the grant date and 1/3 vesting on each anniversary of the grant date thereafter.

Compensation of Directors

The Company does not pay directors for Board of Directors’ meetings or committee meetings attended, but reimburses each director for reasonable travel and out-of-pocket expenses for attendance at these meetings. Beginning in 2011, each sitting director is annually awarded a stock option to purchase 100,000 shares of common stock at an exercise price equal to market price on the date of grant, each December.

Pursuant to the SpectraScience, Inc. Amended 2001 Stock Option Plan (“Option Plan”), non-employee directors McWilliams and Sievert were granted non-qualified stock options to purchase 400,000 and 300,000 shares of Common Stock, respectively, on July 26, 2004 at an exercise price of $0.15 per share. Dr. Pappelbaum joined the Board on June 2006 and was granted a non-qualified stock option to purchase 400,000 shares of Common Stock at an exercise price of $1.09 per share. On November 7, 2008 directors McWilliams, Pappelbaum and Sievert were each granted non-qualified stock options to purchase 400,000 shares of common stock at an exercise price of $0.38 per share. Mr. Townsen was granted a non-qualified stock option to purchase 400,000 shares of Common Stock at an exercise price of $0.27 per share on July 20, 2009. Mr. Miller was granted a non-qualified stock option to purchase 400,000 shares of Common Stock at an exercise price of $0.24 per share on May 21, 2010. The exercise prices of the options were based on the prevailing market price (defined as the closing price) of the Common Stock on the date of grant. The Option Plan expired on January 30, 2011.

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In February 2011, the Board approved the 2011 Equity Incentive Plan (“EIP”) and also approved the cancellation of certain stock options previously issued under the Option Plan and the issuance of new stock options to directors of the Company under the EIP. In February 2011, non-employee directors McWilliams, Sievert and Townsen each had previously existing stock options at an average exercise price of $0.38 per share to individually purchase 400,000 shares of common stock cancelled with an equal amount of new stock options issued at an exercise price of $0.11 per share. In February 2011, non-employee director Mr. Pappelbaum forfeited 800,000 existing stock options previously issued under the Option Plan with an average exercise price of $0.74 per share in exchange for an equal amount of new stock options issued at an exercise price of $0.11 per share. In February 2011, non-employee directors Messrs. McWilliams, Miller, Pappelbaum and Townsen were issued stock options to purchase 100,000 shares of common stock at an exercise price of $0.11 per share. In February 2011, non-employee director Mr. Sievert was issued a stock option to purchase 200,000 shares of common stock at an exercise price of $0.11 per share. In December 2011, non-employee directors Messrs. McWilliams, Miller, Pappelbaum, Sievert and Townsen were issued stock options to individually purchase 100,000 shares of common stock at an exercise price of $0.06 per share. For all of the exchanged stock options noted above, application of current accounting standards resulted in the recognition of additional expense related to these transactions equal to the portion of the original awards’ grant date fair value for which the directors were expected to render requisite services for at the modification date, plus the excess of the fair value of the modified award immediately after the modification date over the fair value of the original award immediately before the modification date.

The options granted to employee and non-employee directors under the EIP expire ten years from the date of grant (subject to earlier termination in the event of death or termination), are not transferable (except by will or the laws of descent and distribution). The regranted stock options described above, which entitles directors to purchase an aggregate of 2,000,000 shares of common stock, vest 25% on the date of grant and 1/36 of the total remaining grant amount for each month thereafter for three years. All other grants vest over four years, with 25% vesting after 12 months and 1/36 of the total remaining grant amount vesting each month thereafter for three years.

The following table shows the fair value of the compensation earned by each of our non-employee directors who received stock option grants during the year ended December 31, 2011:

DIRECTOR COMPENSATION

Name	Option Awards ($) (6)	Total
Mark McWilliams (1)	$49,188	$49,188
Sheldon Miller (2)	$12,839	$12,839
Stan Pappelbaum (3)	$82,332	$82,332
Chet Sievert (4)	$57,218	$57,218
Duwaine Townsen (5)	$60,114	$60,114

(1)	The aggregate number of stock awards and options awards issued and outstanding as of December 31, 2011 are 0 and 1,000,000. On February 24, 2011, Mr. McWilliams forfeited a previously issued stock option, which was 67% vested, to acquire 400,000 shares of common stock with an exercise price of $0.38 and simultaneously was granted a stock option to acquire 400,000 shares of common stock at an exercise price of $0.11. The new stock option vested 25% at grant and vests 1/36 of the total remaining stock option grant amount each month for three years. The fair value of this exchanged stock option, $36,349, is equal to the portion of the original awards’ grant date fair value for which Mr. McWilliams was expected to render requisite services for at the modification date, plus the excess of the fair value of the modified award immediately after the modification date over the fair value of the original award immediately before the modification date. Also on February 24, 2011, Mr. McWilliams was granted an additional stock option to acquire 100,000 shares of common stock at an exercise price of $0.11 which vests similarly to the immediately preceding stock option described. The fair value of this stock option was determined to be $8,030. On December 16, 2011, Mr. McWilliams was granted a stock option to acquire 100,000 shares of common stock at an exercise price of $0.06. This stock option vests 25% on the first anniversary of grant and 1/36 of the total remaining grant amount each month for three years. The fair value of this stock option was determined to be $4,809.

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(2)	The aggregate number of stock awards and options awards issued and outstanding as of December 31, 2011 are 0 and 600,000. On February 24, 2011, Mr. Miller was granted a stock option to acquire 100,000 shares of common stock at an exercise price of $0.11. This stock option vests 25% on the first anniversary of grant and 1/36 of the total remaining grant amount each month for three years. The fair value of this stock option was determined to be $8,030. On December 16, 2011, Mr. Miller was granted a stock option to acquire 100,000 shares of common stock at an exercise price of $0.06. This stock option vests 25% on the first anniversary of grant and 1/36 of the total remaining grant amount each month for three years. The fair value of this stock option was determined to be $4,809.
(3)	The aggregate number of stock awards and options awards issued and outstanding as of December 31, 2011 are 0 and 1,000,000. On February 24, 2011, Mr. Pappelbaum forfeited two previously issued stock options, one to acquire 400,000 common shares at an exercise price of $1.09 that was fully vested and another to acquire 400,000 shares of common stock at $0.38 per share that was 67% vested and simultaneously, was granted a stock option to acquire 800,000 shares of common stock at an exercise price of $0.11. The new stock option vested 25% at grant and vests 1/36 of the total remaining stock option grant amount each month for three years. The fair value of this exchanged stock option, $69,493, is equal to the portion of the original awards’ grant date fair value for which Mr. Pappelbaum was expected to render requisite services for at the modification date, plus the excess of the fair value of the modified award immediately after the modification date over the fair value of the original award immediately before the modification date. Also on February 24, 2011, Mr. Pappelbaum was granted an additional stock option to acquire 100,000 shares of common stock at an exercise price of $0.11 which vests similarly to the immediately preceding stock option described. The fair value of this stock option was determined to be $8,030. On December 16, 2011, Mr. Pappelbaum was granted a stock option to acquire 100,000 shares of common stock at an exercise price of $0.06. This stock option vests 25% on the first anniversary of grant and 1/36 of the total remaining grant amount each month for three years. The fair value of this stock option was determined to be $4,809.
(4)	The aggregate number of stock awards and options awards issued and outstanding as of December 31, 2011 are 0 and 1,000,000. On February 24, 2011, Mr. Sievert forfeited a previously issued stock option, which was 67% vested, to acquire 400,000 shares of common stock with an exercise price of $0.38 and simultaneously, was granted a stock option to acquire 400,000 shares of common stock at an exercise price of $0.11. The new stock option vested 25% at grant and vests 1/36 of the total remaining stock option grant amount each month for three years. The fair value of this exchanged stock option, $36,349, is equal to the portion of the original awards’ grant date fair value for which Mr. Sievert was expected to render requisite services for at the modification date, plus the excess of the fair value of the modified award immediately after the modification date over the fair value of the original award immediately before the modification date. Also on February 24, 2011, Mr. Sievert was granted an additional stock option to acquire 200,000 shares of common stock at an exercise price of $0.11 which vests similarly to the immediately preceding stock option described. The fair value of this stock option was determined to be $16,060. On December 16, 2011, Mr. Sievert was granted a stock option to acquire 100,000 shares of common stock at an exercise price of $0.06. This stock option vests 25% on the first anniversary of grant and 1/36 of the total remaining grant amount each month for three years. The fair value of this stock option was determined to be $4,809.
(5)	The aggregate number of stock awards and options awards issued and outstanding as of December 31, 2011 are 0 and 600,000. On February 24, 2011, Mr. Townsen forfeited a previously issued stock option, which was 33% vested, to acquire 400,000 shares of common stock with an exercise price of $0.27 and simultaneously, was granted a stock option to acquire 400,000 shares of common stock at an exercise price of $0.11. The new stock option vested 25% at grant and vests 1/36 of the total remaining stock option grant amount each month for three years. The fair value of this exchanged stock option, $47,275, is equal to the portion of the original awards’ grant date fair value for which Mr. Sievert was expected to render requisite services for at the modification date, plus the excess of the fair value of the modified award immediately after the modification date over the fair value of the original award immediately before the modification date. Also on February 24, 2011, Mr. Townsen was granted an additional stock option to acquire 100,000 shares of common stock at an exercise price of $0.11 which vests similarly to the immediately preceding stock option described. The fair value of this stock option was determined to be $8,030. On December 16, 2011, Mr. Townsen was granted a stock option to acquire 100,000 shares of common stock at an exercise price of $0.06. This stock option vests 25% on the first anniversary of grant and 1/36 of the total remaining grant amount each month for three years. The fair value of this stock option was determined to be $4,809.
(6)	The value of each option award is the grant date fair value as determined under FASB ASC Topic 718, Compensation – Stock Compensation, or ASC 718.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information on the Company’s equity incentive plans as of December 31, 2011.

	(a)	(b)	(c)
Plan categoy	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	12,495,000	$0.23	-

Equity compensation plans not approved by security holders	3,300,000	0.10	1,700,000
Totals	15,495,000	$0.37	1,700,000

(1) Net of equity instruments forfeited, exercised or expired.

2011 Equity Incentive Plan

The Board adopted the 2011 SpectraScience, Inc. Equity Incentive Plan in February 2011 (the “EIP”). The EIP provides for the grant of ISOs, NSOs, restricted stock awards, restricted unit awards, stock appreciation rights and performance awards to full-time employees (who may also be directors), non-employee directors, consultants, advisors or providers of services. The exercise price of any ISO may not be less than the fair market value of the common stock on the date of grant and the term shall not exceed ten years. The amount reserved under the EIP is 5,000,000 shares of common stock with stock option grants for 3,300,000 common shares outstanding at December 31, 2011 and 1,700,000 shares of common stock available for future stock option grants.

2001 Amended Stock Option Plan

Our 2001 Amended Stock Option Plan (the “Option Plan”), which expired on January 30, 2011, provided for the grant of incentive stock options (“ISOs”) to our employees (who may also be directors) and nonqualified stock options (“NSOs”) to non-employee directors, consultants, customers, vendors or providers of significant services. The exercise price of any ISO may not have been less than the fair market value of the common stock on the date of grant and the term shall not exceed ten years. At December 31, 2011, we had option grants outstanding for 12,495,000 shares of common stock under the Plan, with no shares available for future issuance.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

There have been no transactions since January 1, 2010 to which we have been a party in which the amount involved exceeded $51,983 (or 1% of the Company’s average total assets for the last two fiscal years) and in which any of our executive officers, directors or beneficial holders of more than 5% of our capital stock had or will have a direct or indirect material interest.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than ten percent of the Company’s Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders (“Insiders”) are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

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To the Company’s knowledge, based on a review of the copies of such reports furnished to the Company during the fiscal year ended December 31, 2011, all Section 16(a) filing requirements applicable to Insiders were complied with, except for the following:

•	Mark McWilliams filed one late Form 4 to report the acquisition of a restricted stock grant in 2010.

•	Michael P. Oliver filed one late Form 4 to report the purchase of common stock.

•	Messrs. Sievert and Townsen each filed one late Form 4 to report the cancellation and regrant of stock options.

•	Messrs. McWilliams, Miller, Pappelbaum, Sievert and Townsen each filed a Form 5 in 2012 to report the grant of a December 2011 stock option.

OTHER INFORMATION

Management knows of no other matters which may be brought before the 2012 Annual Meeting. If any other matters are presented at the meeting on which a vote may properly be taken, the persons named as proxy holders in the enclosed proxy card will vote thereon in accordance with their best judgment.

ANNUAL REPORT AND FINANCIAL STATEMENTS

The Company’s Annual Report on Form 10-K, including the Company’s financial statements and the notes thereto for the year ended December 31, 2011, accompanies the delivery of this Proxy Statement.

We will provide a copy of the Form 10-K and/or the Exhibits to the 10-K upon written request and payment of specified fees. The written request for such Form 10-K and/or Exhibits should be directed to Jim Dorst, Chief Financial Officer and Chief Operating Officer, at 11568-11 Sorrento Valley Road, San Diego, CA 92121. Such request must set forth a good faith representation that the requesting party was a holder of record or a beneficial owner of common stock in the Company on June 1, 2012. The 2011 Annual Report on Form 10-K complete with exhibits and the Proxy Statement are also available at no cost through the EDGAR database available from the SEC’s internet site (www.sec.gov).

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Appendix A

AMENDMENT TO

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

SPECTRASCIENCE, INC.

SpectraScience, Inc., a corporation organized and existing under the laws of the State of Minnesota (the “Company”), hereby certifies as follows:

The members of the Board of Directors have adopted a resolution amending Section 2.01 of the Amended and Restated Articles of Incorporation of the Company, and the Shareholders of the Company have voted to approve such amendment, such that Section 2.01 of the Amended and Restated Articles of Incorporation now reads in its entirety as follows:

“2.01) Numbers and Classes of Shares. This Corporation shall have the authority to issue an aggregate of 325,000,000 shares of capital stock, consisting of 275,000,000 shares of common stock, $.01 par value per share (the “Common Stock”), and 50,000,000 undesignated shares of capital stock, undesignated par value per share (the “Undesignated Stock”). The undesignated Stock may be issued in one or more series as determined from time to time by the Board of Directors. Any series authorized for issuance by the Board of Directors may be senior to the Common Stock with respect to any distribution (as such term is defined in Section 302A.011, Subd. 10, Minnesota Statutes) if so designated by the Board of Directors upon issuance of the shares of that series. The Board of Directors is hereby granted the express authority to fix by resolution any other designations, powers, preferences, rights (including voting rights), qualifications, limitations or restrictions with respect to any particular series created from the Undesignated Stock prior to issuance thereof.”

This amendment has been approved pursuant to Minnesota Statutes, Chapter 302A. I certify that I am authorized to execute this amendment and I further certify that I understand that by signing this amendment, I am subject to the penalties of perjury as set forth in Section 609.48 as if I had signed this amendment under oath.

Dated: July __, 2012

SPECTRASCIENCE, INC.

Michael P. Oliver, President and Chief Executive Officer

SpectraScience, Inc.

Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

COMPANY #

Vote by Internet, Telephone or Mail
24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET – www.eproxy.com/scie
Use the Internet to vote your proxy until 12:00 p.m. (CT) on July 12, 2012.

PHONE – 1-800-560-1965
Use a touch-tone telephone to vote your proxy until 12:00 p.m. (CT) on July 12, 2012.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

Please detach here

The Board of Directors Recommends a Vote FOR Items 1, 2 and 3.

1. Election of directors:
   01 Michael P. Oliver
   02 Mark McWilliams
   03 Sheldon L. Miller
   04 Stanley J. Pappelbaum
   05 Chester E. Sievert, Jr.
   06 F. Duwaine Townsen

   ☐ Vote FOR all nominees (except as marked) ☐ Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. Approve an amendment to the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of capital stock to 325,000,000. ☐ For ☐ Against ☐ Abstain
3. To ratify the appointment of McGladrey & Pullen LLP as the Company's Independent Registered Public Accountant for the year 2012. ☐ For ☐ Against ☐ Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.

Address Change? Mark box, sign, and indicate changes below: ☐

Date ______________________________

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

SPECTRASCIENCE, INC.

ANNUAL MEETING OF SHAREHOLDERS

Friday, July 13, 2012
9:00 a.m. CT

Offices of Fredrikson & Byron, P.A.
200 South Sixth Street, Suite 4000
Minneapolis, MN 55402

SpectraScience, Inc.

proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on July 13, 2012.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" Items 1, 2 and 3.

By signing the proxy, you revoke all prior proxies and appoint Michael P. Oliver and Jim Dorst, and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.